Exhibit 10.3
2929 Seventh Street, Suite 100
Berkeley, California 94710

HAND DELIVERED

May 30, 2019

David Novack

39 Yorkshire Drive

Oakland, CA 94618

Re: Title Change

Dear David,

This letter confirms your new title of Senior Vice President, Operations effective May 20, 2019.

Best regards,

/s/ Peggy Phillips

Peggy Phillips

Chair, Compensation Committee of the Board of Directors

CC: Personnel file and Payroll

Phone: 510-848-5100	Toll-Free: 877-848-5100	Fax: 510-848-1327	www.dynavax.com

2929 Seventh Street, Suite 100
Berkeley, California 94710

HAND DELIVERED

May 30, 2019

David Novack

39 Yorkshire Drive

Oakland, CA 94618

Re: Monthly Stipend for Interim Appointment to The Shared Office of The President

Dear David,

This letter confirms the monthly stipend of $6,500 associated with your interim appointment to the shared Office of the President effective May 21, 2019.  The monthly stipend will be paid on the last payroll cycle of each month for each month (including partial months) that you serve in this interim capacity.  In addition, the monthly stipend earnings will be included as income in the calculation of your 2019 Annual Bonus award.

On behalf of the Board of Directors, I want to personally thank you for accepting this interim leadership role during this period of transition for Dynavax.

Best regards,

/s/ Peggy Phillips

Peggy Phillips

Chair, Compensation Committee of the Board of Directors

CC: Personnel file and Payroll

Phone: 510-848-5100	Toll-Free: 877-848-5100	Fax: 510-848-1327	www.dynavax.com